METRO II & III (G.P.)



July 13th, 1999


SPEIZMAN CANADA INC.
800, Place Victoria
Suite 4702
Montreal QC H44Z 1H6

Attention:  Mr. Jim McCorkle, Chief Financial Officer
-----------------------------------------------------

Subject: Termination of the lease dated March 1st, 1999 and renewed until February 28th, 2000, for the Leased Premises at 5205 Metroplitain east, Suite B, in the City of Saint-Leonard, Province of Quebec

--------------------------------------------------------------------------------

Dear Sir:

Further to our telephone conversation of yesterday, we hereby confirm our agreement:

         1) your corporation shall vacate the leased premises no later than September 30th, 1999;
         2) your corporation shall pay to the Landlord, Metro II & III (G.P.), the rent and all other sums due under the lease until December 31st, 1999; and
         3) the lease, as extended until February 28th, 2000, shall be terminated and resiliated, as of December 31st, 1999.

Please indicate your agreement with the foregoing by signing this present letter and returning one (1) copy per facsimile at your earliest convenience.

Sincerely,

METRO II & III (G.P.)

/s/ Jordan Aberman

--------------------------------------------------------------------------------

We, the undersigned, Speizman Canada Inc., hereby agree with the terms of this letter. Signed and accepted at Charlotte, NC (USA), on this 14 day of the month of July, 1999


/s/ Jim McCorkle
-------------------------
Per:  Mr. Jim McCorkle